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                                                                 EXHIBIT 10.31

                                PROMISSORY NOTE

$17,250,000.00                                                September 11, 1998

         FOR VALUE RECEIVED, the undersigned, HALLWOOD HOTELS-OKC, INC. a Delaware corporation ("Maker") the principal place of business of which is 3710 Rawlins, Suite 1500, Dallas, Texas 75219 (herein referred to as "Maker"), promises to pay to the order of WMF CAPITAL CORP., a Delaware corporation ("Lender" and also sometimes "Payee"), having its principal office at 121 West Trade Street, 27th Floor, Charlotte, North Carolina 28202, or at such other place as Lender may designate to Maker in writing from time to time, the principal amount of SEVENTEEN MILLION TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($17,250,000.00) in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance at the rate of seven and five tenths (7.5%) percent per annum (the "Note Rate"), together with all other amounts due hereunder and under the other Loan Documents (as defined herein), and to be paid in installments as follows:

                          ARTICLE 1. TERMS OF PAYMENT

         (a) A payment of interest only on the date hereof for the period from and including the date hereof through the last day of the current month;

         (b) A constant payment of $127,475.98 (such amount hereinafter the "Monthly Payment Amount"), on the first day of November, 1998, and on the first day of each calendar month thereafter up to and including the first day of September, 2008 (each a "Payment Date"); and the balance of said principal amount, together with all accrued and unpaid interest thereon, shall be due and payable on the first day of October, 2008 (the "Maturity Date"). Interest on the principal amount of this Note shall be calculated on the basis of a 360 day year and based on the actual number of days elapsed for any period in which interest is being calculated. Solely for the purpose of making any payment hereunder, but not for the purpose of calculating the amount thereof or the application/allocation thereof to principal and interest, if the first (1st) day of a given month is not a Business Day (as hereinafter defined), then the Payment Date for such month shall be the next succeeding Business Day. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever. Business Day, as used herein, shall mean a day other than (i) a Saturday or Sunday, or (ii) any other day on which commercial banks in New York City are not permitted or required to be open for general banking business.

         (c) Payments in federal funds immediately available at the place designated for payment received by Lender prior to 2:00 p.m. local time on a day on which Lender is open for business at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds at the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. Each such monthly installment shall be applied first, to the payment of accrued interest, second, to any amounts hereafter advanced by Lender hereunder or under any other Loan Document, third, to any late fees, any Yield Maintenance Premium (as hereinafter defined), and other amounts payable to Lender, and, last, to reduction of principal.
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                             ARTICLE 2. DEFEASANCE

         (a) Maker may not prepay this note, in whole or in part, except as otherwise specifically provided herein. In the event that Maker wishes to have the Security Property (as hereinafter defined) released from the lien of the Security Instrument (as hereinafter defined), Maker's sole option shall be a Defeasance (as hereinafter defined) upon satisfaction of the terms and conditions set forth in this Article 2. Notwithstanding anything to the contrary herein, this Note may be prepaid in whole but not in part without premium or penalty on any Payment Date during the three (3) months prior to the Maturity Date provided (i) written notice of such prepayment is received by Payee not more than ninety (90) days and not less than thirty (30) days prior to the date of such prepayment and (ii) such prepayment is accompanied by all interest accrued hereunder through and including the date of such prepayment and all other sums due hereunder or under the other Loan Documents. If, upon any such permitted prepayment, the aforesaid prior written notice has not been timely received by Payee, there shall be due a prepayment fee equal to an amount equal to the lesser of (x) thirty (30) days' interest computed at the Note Rate on the outstanding principal balance of this Note so prepaid and (ii) interest computed at the Note Rate on the outstanding principal balance of this Note so prepaid that would have been payable for the period from, and including, the date of prepayment through the Maturity Date as though such prepayment had not occurred.

         (b) Partial prepayments of this Note shall be permitted solely and only from Lender's election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument, in which event no prepayment fee or premium shall be due unless, at the time either of Lender's receipt of such proceeds or the application of such proceeds to the outstanding principal balance of this Note, an Event of Default, or an event which, with notice or the passage of time, or both, would constitute an Event of Default, shall have occurred, which default or Event of Default is unrelated to the applicable casualty or condemnation, in which event a Yield Maintenance Premium (as hereinafter defined) shall be due and payable based upon the amount of the prepayment. Any such partial payments of principal shall be applied to the unpaid principal balance evidenced hereby but such application shall not reduce the amount of the fixed monthly installments required to be paid pursuant to Article 1(b), above. Except as otherwise expressly provided in this Article 2(b), the Yield Maintenance Premium provided above shall be due, to the extent permitted by applicable law, under any and all circumstances in which all or any portion of this Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary, including, without limitation, even if such prepayment results from Lender's exercise of its rights upon Maker's default and acceleration of the Maturity Date of this Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other amounts due hereunder or under any of the other Loan Documents. No tender of a prepayment of this Note with respect to which a Yield Maintenance Premium is due shall be effective unless such prepayment is accompanied by the Yield Maintenance Premium. No principal amount repaid or defeased may be reborrowed.

         (c) In the event that this Note shall have been declared due and payable by Lender pursuant to Article 4 hereof or the provisions of any other Loan Document due to a default by Maker prior to the second (2nd) anniversary of the first Payment Date (the "Lock-out Expiration Date"), then there shall also then be immediately due and payable a sum equal to the interest which would have accrued on the principal balance of this Note at the Note Rate from the date of such acceleration to the Lock-out Expiration Date, together with the Yield Maintenance Premium and the indebtedness evidenced by this Note. As used herein, the term "Yield Maintenance Premium" shall mean an amount equal to the greater of (i) one percent (1.0%) of




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the principal amount being prepaid, and (ii) the present value of a series of payments each equal to the Payment Differential (as hereinafter defined) and payable on each Payment Date over the remaining original term of this Note and on the Maturity Date, discounted at the Reinvestment Yield (as hereinafter defined) for the number of months remaining as of the date of such prepayment to each such Payment Date and the Maturity Date. As used herein, the term "Payment Differential" shall mean an amount equal to (A) the Note Rate less the Reinvestment Yield, divided by (B) twelve (12) and multiplied by (C) the principal sum outstanding under this Note after application of the constant monthly payment due under this Note on the date of such prepayment, each such other Payment Date and the Maturity Date, provided that such an amount shall in no event be less than zero. As used herein, the term "Reinvestment Yield" shall mean an amount equal to the lesser of (1) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Maturity Date, or (2) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the indebtedness evidenced by this Note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to (x) the date of such prepayment set forth in the notice of prepayment or (y) the date of acceleration or of the repayment of the indebtedness evidenced hereby, on whichever date such bid price is less (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. In the event that any Yield Maintenance Premium or other prepayment fee is due hereunder, Lender shall deliver to Maker a statement setting forth the amount and determination of the Yield Maintenance Premium, or such other prepayment fee and, provided that Lender shall have in good faith applied the formula described above, Maker shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Lender on any day during the fifteen (15) day period preceding the date of such prepayment. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance at the Reinvestment Yield or otherwise as a condition to receiving the Yield Maintenance Premium. For the purposes of this Article 2, the term "prepayment fee or premium" shall be deemed to and is intended to refer to one or all of the Yield Maintenance Premium and the amount calculated pursuant to the first sentence of this Article 2(c).

         (d) At any time after the later of (i) the Lock-out Expiration Date, and/or (ii) the date which is two years after the "startup day," within the meaning of Section 860G(a) (9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit," within the meaning of Section 860D of the Code, that holds this Note, provided no Event of Default has occurred hereunder or under any of the other Loan Documents, Lender shall cause the release of the Security Property from the lien of the Security Instrument and the other Loan Documents (a "Defeasance") upon the satisfaction of the following conditions:

                 (i) Maker shall give not more than 90 days or fewer than 60 days prior written notice to Lender specifying the date Maker intends for the Defeasance to be consummated (the "Release Date"), which date shall be a Payment Date.

                 (ii) All principal, accrued and unpaid interest and all other sums due under this Note and all other amounts due under the other Loan Documents up to the Release Date, including, without limitation, all costs and expenses incurred by Lender or its agents in connection with such Defeasance (including, without limitation, any reasonable legal fees and expenses





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                          incurred in connection with obtaining and reviewing
                          the Defeasance Collateral (as defined herein) and the preparation of the Defeasance Security Agreement (as defined herein) and related documentation) shall be paid in full on or prior to the Release Date.

                 (iii) Lender shall receive from Maker on or prior to the Release Date:

                          (A) An amount in immediately available funds (the "Defeasance Deposit") equal to the then principal balance of this Note plus an amount, if any, which, together with the outstanding principal balance of this Note, shall be sufficient to enable Lender, through means and sources customarily employed and available to Lender, to purchase for the account of Maker, direct, non-callable obligations of the United States of America that provide for payments prior, but as close as possible, to all successive monthly Payment Dates occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding installment of principal and interest required to be paid under this Note (including all amounts due on the Maturity
                                  Date) for the balance of the term hereof (the "Defeasance Collateral"), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender in its sole discretion (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement a first priority security interest in the Defeasance Collateral in favor of Lender in conformity with all applicable state and federal laws governing the granting of such security interests.

                          (B) A pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "Defeasance Security Agreement"), which shall provide, among other things, that (x) any excess received by Lender from the Defeasance Collateral over the amounts payable by Maker hereunder shall be refunded to Maker promptly after each monthly Payment Date and (y) Maker authorizes and directs that all payments from the Defeasance Collateral shall be paid directly to Lender and applied to satisfy Maker's obligation under this Note.

                          (C) A certificate of Maker certifying that all of the requirements set forth in this Article 2(d) have been satisfied.

                          (D) An opinion of counsel for Maker in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Deposit and





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                                  Defeasance Collateral and that the Defeasance
                                  Security Agreement is enforceable against
                                  Maker in accordance with its terms.

                          (E) Such other certificates, opinions, documents or instruments as Lender may reasonably require.

                          (F) All fees, costs, expenses and charges incurred by Lender in connection with the Defeasance of the Security Property and the purchase of the Defeasance Collateral, including, without limitation, all costs and expenses incurred by Lender or its agents in connection with the release of the Security Property, review of the proposed Defeasance Collateral and preparation of the Defeasance Security Agreement and related documentation, and any revenue, documentary, stamp, intangible or other taxes, charges or fees due in connection with transfer of the Note, assumption of the Note, or substitution of collateral for the Security Property shall be paid on or before the Release Date. Lender shall be entitled to deduct all such fees, costs, expenses and charges from the Defeasance Deposit to the extent of any excess of the Defeasance Deposit, without limiting Maker's obligations with respect thereto.

                 (iv) Conditioned upon compliance with the requirements of this Article 2(d), the Security Property shall be released from the lien of the Security Instrument and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note and all other obligations under the Loan Documents. Lender will, at Maker's expense, execute and deliver any agreements reasonably requested by Maker to release the lien of the Security Instrument from the Security Property.

                 (v) Maker hereby authorizes and directs Lender to use the Defeasance Deposit to purchase for the account of Maker the Defeasance Collateral, as set forth above.

                 (vi) Upon the release of the Security Property in accordance with this Article 2(d), Maker shall, at the request of Lender, assign all its obligations and rights under this Note, together with the pledged Defeasance Collateral, to a newly created, special-purpose, bankruptcy-remote entity which complies with the terms of the Security Instrument as may be established or designated by Lender at Maker's sole cost and expense and approved by Lender in its sole discretion. Such successor entity shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Maker's obligations under this Note and the Defeasance Security Agreement. As conditions to such assignment and assumption, Maker shall (x) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that such assumption agreement is enforceable against Maker and such successor entity in accordance with its terms and that this Note and the





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                          Defeasance Security Agreement, as so assumed, are
                          enforceable against such successor entity in accordance with their respective terms, and (y) pay all costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed transferee and the preparation of the assumption agreement and related documentation).
                          Upon such assumption, Maker shall be relieved of its obligations hereunder, under the other Loan Documents other than the Environmental Indemnity Agreement (as hereinafter defined) and under the Defeasance Security Agreement.

                             ARTICLE 3. EXCULPATION

         (a) Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that:

                 (i) Maker shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Maker under the Loan Documents (collectively, the "Security Property").

                 (ii) Judicial or other proceedings brought by Lender against Maker upon an Event of Default shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Maker under the Loan Documents, and, except with respect to the liability described below in this Article; no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Maker other than the Security Property.

                 (iii) In the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Maker under the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Maker, except with respect to the liability described below in this Article; PROVIDED, HOWEVER, THAT, NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION, MAKER SHALL BE FULLY AND PERSONALLY LIABLE AND SUBJECT TO LEGAL
                          ACTION:

                          (A) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender,





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                          (B)     for proceeds or awards resulting from the
                                  condemnation or other taking in lieu of
                                  condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender,

                          (C) for all tenant security deposits or other refundable deposits paid to or held by Maker or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement,

                          (D) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one month in advance,

                          (E) for rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after the occurrence of any Event of Default or any event which, with notice or the passage of time, or both, would constitute an Event of Default hereunder or under the Loan Documents which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Lender,

                          (F) for waste committed on the Security Property by, or damage to the Security Property as a result of the intentional misconduct or gross negligence of, Maker or any of its principals, officers, general partners or members, any guarantor, any indemnitor, or any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such occurrence,

                          (G)     for failure to pay any valid taxes,
                                  assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant except, with respect to any such taxes or assessments, to the extent that funds have been deposited with Lender pursuant to the terms of the Security Instrument specifically for the applicable taxes or assessments and not applied by Lender to pay such taxes and assessments,

                          (H) for all obligations and indemnities of Maker under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including, but not limited to, those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, and





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                          (I)     for fraud or material misrepresentation or
                                  failure to disclose a material fact by Maker or any of its principals, officers, general partners or members, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements, representations or disclosures on behalf of Maker, any principal, officer, general partner or member of Maker, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof.

         References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this Article shall (x) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Maker under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (y) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this Article, or (z) release, relieve, reduce, waive, limit or impair in any way whatsoever any obligation of any party to the Indemnity and Guaranty Agreement and Hazardous Substances Indemnity Agreement each of even date executed and delivered in connection with the indebtedness evidenced by this Note.

         (b) Notwithstanding anything to the contrary in this Note, the Security Instrument or any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness evidenced hereby or secured by the Security Instrument or any of the other Loan Documents or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the other Loan Documents.

                               ARTICLE 4. DEFAULT

         (a) It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within seven (7) days after the date such payment is due (except that no grace or notice period is provided for the payment of principal and interest due on the Maturity Date), or should any other "Event of Default" or any default not cured within any applicable grace or notice period occur under any other Loan Document, then an event of default (an "Event of Default") shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Maker, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity.

         (b) In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder, Maker shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any Event of Default exists, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by





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acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note from (i) the date of the occurrence of any such Event of Default or, in the case of any monetary Event of Default, the due date of the payment giving rise to such Event of Default, through and including (ii) the date such Event of Default is cured or, in the case of any monetary Event of Default, the full amount of the payment due is credited or the outstanding principal amount evidenced hereby, together with all interest accrued and unpaid thereon and all other amounts payable under and with respect to the Loan Documents is paid and credited, at a rate per annum equal to the lesser of (a) four percent (4.0%) in excess of the Note Rate, or (b) the maximum rate of interest, if any, which may be charged or collected from Maker under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Maker acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty.

         (c) The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees and disbursements.

         (d) The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, that certain mortgage, deed of trust, or deed to secure debt and security agreement (the "Security Instrument") from Maker to Lender, dated as the date hereof, concerning property located in Oklahoma County, Oklahoma. The Security Instrument together with this Note and all other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guaranteeing, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

         (e) Time is of the essence with respect to this Note and the provisions herein contained.

                          ARTICLE 5. LIMIT OF VALIDITY

         The provisions of this Note and of all agreements between Maker and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid to Lender for the use, forbearance or detention of the money loaned under this Note ("Interest") exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Maker and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this
Note in the inverse order of its maturity (whether or not then due) or, at the option of

Lender, be paid over to Maker, and not to the payment of Interest. All Interest (including, but not limited to, any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Article 5 will control all agreements between Maker and Lender.

                        ARTICLE 6. NO WAIVER: AMENDMENT

         No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (b) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder made by agreement with any person or any guarantor now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Lender agrees otherwise in writing. This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                               ARTICLE 7. WAIVERS

         Presentment for payment, demand, protest and notice of demand, intent to accelerate, acceleration, protest and nonpayment and all other notices are hereby waived by Maker. Maker hereby, for itself and any other person or entity claiming by, through, under or on behalf of Maker, further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshaling, forbearance, stay, extension, redemption, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

                            ARTICLE 8. USE OF FUNDS

         Maker hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes, but only for commercial and business uses and purposes as represented, disclosed and certified to Payee by Maker prior to the date hereof.

                           ARTICLE 9. ENFORCEABILITY

         This Note shall be interpreted, construed and enforced according to the laws of the state in which the Security Property is located. The terms and provisions hereof shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Maker" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Maker consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Maker under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and paragraphs are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof, and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

                       ARTICLE 10. UNCONDITIONAL PAYMENT

         Maker is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Maker and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

                        ARTICLE 11. WAIVER OF JURY TRIAL

         MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

Maker's Tax Identification No.:

75-2777877

WMF Loan No.:  999-20189


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Maker has executed this Note under seal as of the date first above written.

                                        HALLWOOD HOTELS-OKC, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Melvin J. Melle
                                            Vice President

                         MORTGAGE AND SECURITY AGREEMENT


                           HALLWOOD HOTELS-OKC, INC.,
                                    MORTGAGOR

                               WMF CAPITAL CORP.,
                                    MORTGAGEE



                         DATED: AS OF SEPTEMBER 11, 1998



         THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF OKLAHOMA, COUNTY OF OKLAHOMA, KNOWN BY THE STREET ADDRESS OF 1815 SOUTH MERIDIAN.



         A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE, A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.






                              Record and Return to:
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099
                          Attention: George Chung, Esq.

                             WMF Loan No. 999-20189

         THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of the 11th day of September, 1998, by HALLWOOD HOTELS-OKC, INC., a Delaware corporation ("Mortgagor"), having a principal place of business at 3710 Rawlins, Suite 1500, Dallas, Texas 75219, in favor of WMF CAPITAL CORP., a Delaware corporation ("Mortgagee"), whose address is 121 West Trade Street, 27th Floor, Charlotte, North Carolina 28202.

                              W I T N E S S E T H:

         THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, MORTGAGOR HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, WITH POWER OF SALE, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

         A. All that certain real property situated at 1815 South Meridian, Oklahoma City, County of Oklahoma, State of Oklahoma, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Estate"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

         B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

         C. All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Mortgagor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Mortgagor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

         D. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

        E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

         F. All crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on or above the Real Estate;

         G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account, the Repair and Remediation Reserve, the Replacement Reserve and the Payment Reserve (each as hereafter defined);

        H. All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part the Real Estate or the Improvements (each, a "Lease" and collectively, "Leases") now or hereafter entered into and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents and Profits") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a "Tenant" and collectively, "Tenants"), as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in
Section 1.11 herein below;

         I. That certain license agreement dated July 15, 1991 between Embassy Suites, Inc., as franchisor, and Hallwood Hotels, Inc., as franchisee, and thereafter assigned to Hallwood Hotels-OKC Inc., as successor franchisee, (hereinafter the "Franchise Agreement"), and all contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

         J. All present and future monetary deposits given by Mortgagor to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

         K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used by Mortgagor in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the "General Intangibles");

         L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

         M. All right, title and interest of Mortgagor in and to all building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

         N. All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

         O. All right, title and interest of Mortgagor in and to all proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

         P. All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor; and

         Q. All revenues, receipts, income, accounts, accounts receivable and other receivables including, without limitation, revenues receipts, income, receivables and accounts relating to or arising from rentals, rent equivalent income, income and profits from guest rooms, meeting rooms, food and beverage facilities, vending machines, telephone and television systems, guest laundry, the provision or sale of other goods and services, and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels, 8th Edition, International Association of Hospitality Accountants (1986), as from time to time amended.

         FOR THE PURPOSES OF SECURING:

         (1) The debt evidenced by that certain promissory note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor to the order of Mortgagee in the original principal amount of Seventeen Million Two Hundred Fifty Thousand and No/100 Dollars ($17,250,000.00), together with interest as therein provided, with a maturity date of October 1, 2008 ("Maturity Date");

        (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing, guarantying or otherwise relating to the indebtedness evidenced by the Note, including, but not limited to, the Hazardous Substances Indemnity Agreement (as hereinafter defined) (the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid;

         (3) Any and all additional advances made by Mortgagee to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances); and

         (4) Any and all other indebtedness now owing or which may hereafter be owing by Mortgagor to Mortgagee, including, without limitation, all prepayment fees, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

         (All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby" or the "Debt").

         TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

         PROVIDED, HOWEVER, that if the Debt, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other Debt shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Property shall cease, and upon payment to Mortgagee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall release this Mortgage and the lien hereof by proper instrument.

                                   ARTICLE I
                             COVENANTS OF MORTGAGOR


         For the purpose of further securing the Debt and for the protection of the security of this Mortgage, for so long as the Debt or any part thereof remains unpaid, Mortgagor covenants and agrees as follows:

         1.1 Warranties of Mortgagor. Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

             (a) Mortgagor has good and marketable fee simple title to the Property, subject only to those matters expressly set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Mortgage which Mortgagee has agreed to accept, excepting therefrom all preprinted and/or standard exceptions (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure;

             (b) No bankruptcy or insolvency proceedings are pending or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any endorser or cosigner of the Note, or any guarantor or indemnitor under any guaranty or indemnity agreement executed in connection with the Note or the loan evidenced thereby and secured hereby;

             (c) All reports, certificates, affidavits, statements and other data furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

             (d) The execution, delivery and performance of this Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Mortgagor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, articles of incorporation or other organizational documents of Mortgagor or any contract or agreement of any nature to which Mortgagor is a party or by which Mortgagor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

             (e) The Real Estate and the Improvements, and the intended use thereof by Mortgagor comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

             (f) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Mortgagee;

             (g) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Mortgagor;

             (h) All curb cuts, driveways and traffic signals shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

             (i) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor, (and, if Mortgagor is a partnership, any of its general partners) or the Property which, if adversely determined, would materially impair either the Property or Mortgagor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

             (j) The Property is free from delinquent water charges, sewer rents, taxes and assessments;

             (k) As of the date of this Mortgage, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

             (l) As of the date of this Mortgage, no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Mortgagor's knowledge and belief, threatened or contemplated;

             (m) Mortgagor possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits adequate for the conduct of its business substantially as now conducted;

             (n) Except as disclosed in the Engineering Report hereinafter referred to in Article 1.35, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

             (o) Mortgagor has delivered to Mortgagee a true, correct and complete copy of all Contracts and all amendments thereto or modifications thereof;

             (p) Each Contract constitutes the legal, valid and binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against any other party thereto. No default exists, or with the passing of time or the giving of notice or both would exist, under any Contract which would, in the aggregate, have a material adverse effect on Mortgagor or the Property;

             (q) No Contract provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage;

             (r) Mortgagor and the Property are free from any past due obligations for sales and payroll taxes;

             (s) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Mortgagee;

             (t) The Property forms no part of any property owned, used or claimed by Mortgagor as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Property is located. Mortgagor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead;

             (u) Neither Mortgagor, any indemnitor or guarantor of Mortgagor's obligations under the Loan Documents, nor any general partners, shareholder, member or principal of Mortgagor, indemnitor or guarantor, has ever been convicted of a crime or is currently the subject of any pending or threatened criminal investigation or proceeding;

             (v) Mortgagor has delivered a true, correct and complete schedule (the "Rent Roll") of all Leases affecting the Property as of the date hereof, which accurately and completely sets forth in all material respects for each Lease, the following: the name of the Tenant, the Lease expiration date, extension and renewal provisions, the base rent payable, the security deposit held thereunder and any other material provisions of such Lease;

             (w) Each Lease constitutes the legal, valid and binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against the Tenant thereof. No default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Mortgagor or the Property;

             (x) No Tenant under any Lease has, as of the date hereof, paid rent more than thirty (30) days' in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

             (y) All work to be performed by Mortgagor under the Leases has been substantially performed, all contributions to be made by Mortgagor to the Tenants thereunder have been made and all other conditions precedent to each such Tenant's obligations thereunder have been satisfied;

             (z) Each Tenant under a Lease has entered into occupancy of the demised premises;

             (aa) Mortgagor has delivered to Mortgagee true, correct and complete copies of all Leases described in the Rent Roll;

             (bb) To the best of Mortgagor's knowledge and belief, each Tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors;

             (cc) No Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage; and

             (dd) Mortgagor is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

         1.2 Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Mortgagee determines that Mortgagor is not adequately performing its obligations under this Section, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps, with respect thereto as Mortgagee shall deem necessary or proper and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt.

         1.3 Performance of Obligations. Mortgagor shall pay when due the principal of and the interest on the indebtedness evidenced by the Note. Mortgagor shall also pay all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Mortgagor set forth in the Loan Documents in accordance with their terms. Further, Mortgagor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Mortgagor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Mortgage.

         1.4 Insurance. Mortgagor shall, at Mortgagor's expense, maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

             (a) Insurance against loss or damage to the Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" or "special form" type of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost (insurable value) of the Improvements (as established by an MAI appraisal), without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee's election, by reference to such indices, appraisals or information as Mortgagee determines in its reasonable discretion in order to reflect increased value due to inflation. Absent such annual adjustment, each policy shall contain inflation guard coverage insuring that the policy limit will be increased over time to reflect the effect of inflation. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor. Mortgagor shall also maintain insurance against loss or damage to furniture, furnishing, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Mortgagor from time to time to the extent applicable. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval. The maximum deductible shall be $10,000.00.

             (b) Commercial General Liability Insurance against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Real Estate or the Improvements in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate plus umbrella coverage in an amount not less than $2,000,000. Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

             (c) Boiler and machinery insurance is required if steam boilers or other pressure-fired vessels are in operation at the Property. Minimum liability coverage per accident must equal the greater of the replacement cost (insurable value) of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00 single limit "per occurrence" for bodily injury and property damage. If one or more HVAC units is in operation at the Property, "Systems Breakdowns" coverage shall be required, as determined by Mortgagee. Minimum liability coverage per accident must equal the value of such unit(s).

             (d) If the Improvements or any part thereof are situated in an area designated by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V), flood insurance in an amount equal to the lesser of: (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Debt if replacement cost coverage is not available for the type of building insured); or (b) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $3,000.00 per building or a higher minimum amount as required by FEMA or other applicable law.

             (e) During the period of any construction, renovation or alteration of the existing Improvements which exceeds the lesser of 10% of the principal amount of the Note or $500,000, at Mortgagee's request, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in nonreporting form, in an amount approved by Mortgagee, may be required. During the period of any construction of any addition to the existing Improvements, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Mortgagee, shall be required.

             (f) When required by applicable law, ordinance or other regulation, Worker's Compensation and Employer's Liability Insurance covering all persons subject to the worker's compensation laws of the state in which the Property is located.

             (g) Business income (loss of rents) insurance in amounts sufficient to compensate Mortgagor for all Rents and Profits or income during a period of not less than twelve (12) months. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding twelve (12) month period.

             (h) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

             All such insurance shall (i) be with insurers fully licensed and authorized to do business in the state within which the Premises is located and who have and maintain a rating of at least (A) A from Standard & Poor's, or equivalent or (B) A -VIII or higher from A.M. Best, (ii) contain the complete address of the Premises (or a complete legal description), (iii) be for terms of at least one year, with premium prepaid, and (vi) be subject to the approval of Mortgagee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates, and (v) include a standard, non-contributory, mortgagee clause naming EXACTLY:

                  WMF/Capital Corp.,
                  Its Successors and Assigns ATIMA
                  WMF/Huntoon Paige Associates Limited
                  P.O. Box 2915
                  Edison, New Jersey  08818-2915
                  Attention:  Loan Administration

         (a) as an additional insured under all liability insurance policies,
(b) as the first mortgagee on all property insurance policies and (c) as the loss payee on all loss of rents or loss of business income insurance policies.

                  Mortgagor shall, as of the date hereof, deliver to Mortgagee evidence that said insurance policies have been prepaid as required above and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Mortgagee. Mortgagor shall renew all such insurance and deliver to Mortgagee certificates and policies evidencing such renewals at least thirty (30) days before any such insurance shall expire. Mortgagor further agrees that each such insurance policy: (i) shall provide for at least thirty (30) days' prior written notice to Mortgagee prior to any policy reduction or cancellation for any reason other than non-payment of premium and at least ten (10) days' prior written notice to Mortgagee prior to any cancellation due to non-payment of premium; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; (iii) shall waive all rights of subrogation against Mortgagee; (iv) in the event that the Real Estate or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: "Demolition Cost" and Coverage C:
"Increased Cost of Construction" coverage; and (v) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Mortgagor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Mortgagee's applicable insurance requirements set forth in this Section 1.4. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Mortgagor to Mortgagee as further security for the Debt. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance. Mortgagor shall not obtain insurance for the Property in addition to that required by Mortgagee without the prior written consent of Mortgagee, which consent will not be unreasonably withheld provided that (i) Mortgagee is a named insured on such insurance, (ii) Mortgagee receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

         1.5 Payment of Taxes. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Mortgagor shall furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Mortgagee determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account (as hereinafter defined) an amount determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

         1.6 Tax and Insurance Impound Account. Mortgagor shall establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee for payment of real estate taxes and assessments and insurance on the Property and as additional security for the Debt. Simultaneously with the execution hereof, Mortgagor shall deposit in the Impound Account an amount determined by Mortgagee to be necessary to ensure that there will be on deposit with Mortgagee an amount which, when added to the monthly payments subsequently required to be deposited with Mortgagee hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Mortgagee in the Impound Account an amount sufficient to pay the next due annual installment of real estate taxes and assessment on the Property at least one (1) month prior to the due date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other Debt is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Mortgagor is required to maintain hereunder, each as estimated and determined by Mortgagee. So long as no Event of Default (as hereinafter defined), or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default (a "Default") hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Default or Event of Default hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. No interest on the funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor. The Impound Account is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Mortgagee for the purposes of the Impound Account, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or, at the option of Mortgagee, refunded to Mortgagor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency. If the Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt.

         1.7 Intentionally Deleted.

         1.8 Replacement Reserve; Security Interest Reserves.

             (a) At Mortgagee's option, as additional security for the Debt, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect a repair reserve (the "Replacement Reserve") with Mortgagee for payment of certain non-recurring types of costs and expenses incurred by Mortgagor for the repair, replacement and maintenance of the interior of the Property, including without limitation, furniture, fixtures and equipment and exterior work to the Property, including without limitation, performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, driveways, ramps, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment (collectively, the "Repairs") provided such costs and expenses are incurred for repairs (i) not incurred for ordinary maintenance or wear and tear at the Property and (ii) categorized under generally accepted accounting principles as a capital expense and not as an operating expense. Commencing on the first Payment Date under the Note and continuing thereafter on each monthly Payment Date under the Note, the Mortgagor shall pay Mortgagee, concurrently with and in addition to the Monthly Payment Amount, due under the Note and until the Note and all other Debt is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $25,396.94 per month. So long as no Default or Event of Default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Replacement Reserve shall be held by Mortgagee in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no Default or Event of Default hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in performing such Repairs within ten (10) days following: (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Replacement Reserve and a certification by Mortgagor in the form attached hereto as Exhibit B that the applicable item of Repair has been completed, (b) the delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee verifying the cost of performing the Repairs; (c) for disbursement requests in excess of $10,000.00, the delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (d) for disbursement requests in excess of $10,000.00, delivery to Mortgagee of a certification from an inspecting architect or other third party acceptable to Mortgagee describing the completed Repairs and verifying the completion of the Repairs and the value of the completion of the Repairs and the value of the completed Repairs; (e) for disbursement requests in excess of $10,000.00, delivery to Mortgagee of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Mortgagor that no new certificate of occupancy is required; and (f) the receipt by Mortgagee of an administrative fee in the amount of $150.00. Mortgagee shall not be required to make advances from the Replacement Reserve more frequently than once in any ninety (90) day period. In making any payment from the Replacement Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. Mortgagee may, at Mortgagor's expense, make or cause to be made during the term of this Mortgage an annual inspection at the Property to determine the need, as determined by Mortgagee in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Mortgagee shall provide Mortgagor with a written description of the required Repairs and Mortgagor shall complete such Repairs to the reasonable satisfaction of Mortgagee within ninety (90) days after the receipt of such description from Mortgagee, or such later date as may be approved by Mortgagee in its sole discretion. Interest on the funds contained in the Replacement Reserve shall be credited to Mortgagor as provided in Section
4.31 hereof. The Replacement Reserve is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Mortgagor shall pay the amount of such deficiency.

             (b) As additional security for the payment and performance by Mortgagor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Mortgagor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Mortgagee, and hereby grants to Mortgagee a security interest in,
(i) the Impound Account, the Payment Reserve, the Repair and Remediation Reserve, the Replacement Reserve and any other reserve or escrow account established pursuant to the terms hereof or of any other Loan Document (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance of said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. The Impound Account, the Payment Reserve, the Repair and Remediation Reserve, the Replacement Reserve and any other Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. Mortgagor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Mortgagee's name or the name of any entity servicing the Note for Mortgagee and hereby acknowledges and agrees, that Mortgagee, or at Mortgagee's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Mortgagee herein may be delivered by Mortgagee at any time to the financial institution wherein the Reserves have been established, and Mortgagee, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Mortgagor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Mortgagor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Mortgagor's direction and is not the exercise by Mortgagee of any right of set-off or other remedy upon a Default or an Event of Default. Mortgagor hereby waives all right to withdraw funds from the Reserves. If an Event of Default shall occur hereunder or under any other of the Loan Documents, then Mortgagee may, without notice or demand on Mortgagor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Mortgagor under the other Loan Documents in such manner or as Mortgagee shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Mortgagor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, and/or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Default or Event of Default hereunder or under the other Loan Documents. Upon assignment of this Mortgage by Mortgagee, any funds in the Reserves shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. Upon the earlier to occur of full payment of the Debt, the completion or payment of the purpose for which each Reserve is kept to the satisfaction of the Mortgagee or at such earlier time as Mortgagee may elect, the balance of any Reserve then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

         1.9 Casualty and Condemnation. Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Mortgagee. Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries. Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing. Mortgagee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) $250,000.00. Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

             (a) In the event that less than sixty percent (60%) of the Improvements located on the Real Estate have been taken or destroyed, then if:

                 (1) no Default or Event of Default is then continuing hereunder or under any of the other Loan Documents, and

                 (2) the Property can, in Mortgagee's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor or Mortgagee and (ii) sixty (60) days prior to the stated maturity date of the Note, and

                 (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in
         Section 1.9(a)(2) above, and

                 (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Mortgagor, the full amount of which shall at Mortgagee's option have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for any costs and expenses of Mortgagee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                 (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the Debt in full with the same coverage ratio considered by Mortgagee in its determination to make the loan secured hereby including an assessment of the impact of the termination of any Leases due to such casualty or condemnation, and

                 (6) in the event that the insurance proceeds or condemnation awards received as a result of such casualty or partial taking exceed the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note and (ii) $150,000, Mortgagor shall have delivered to Mortgagee, at Mortgagor's sole cost and expense, an appraisal report in form and substance satisfactory to Mortgagee appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property considered by Mortgagee in its determination to make the loan secured hereby, and

                 (7) Mortgagor so elects by written notice delivered to Mortgagee within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Mortgagor therefor, to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, with any remainder being applied by Mortgagee for payment of the Debt in whatever order Mortgagee directs in its absolute discretion.

             (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Real Estate have been taken or destroyed or Mortgagor does not elect to restore or repair the Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then in any of such events, Mortgagee shall elect, in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all Debt to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the Debt in whatever order Mortgagee directs in its absolute discretion, with any remainder being paid to Mortgagor, or (2) notwithstanding that Mortgagor may have elected not to restore or repair the Property pursuant to the provisions of
Section 1.9(a)(7) above, require Mortgagor to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to the deposit by Mortgagor with Mortgagee, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Mortgagee's costs and expenses to be incurred in connection therewith, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipt and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Mortgagee for payment of the Debt in whatever order Mortgagee directs in its absolute discretion.

Any reduction in the Debt resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the Debt and, in any event, the unpaid portion of the Debt shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof. Partial payments received by Mortgagee, as described in the preceding sentence, shall be applied first


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

to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Mortgagor elects or Mortgagee directs Mortgagor to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided the Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any Debt is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

         1.10 Mechanics' Liens. Mortgagor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be unsuccessful. If Mortgagor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

         1.11 Rents and Profits. As additional and collateral security for the payment of the Debt and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Rents and Profits. Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any Debt is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof). Mortgagee shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Mortgage, Mortgagor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of an Event of Default hereunder, Mortgagor's license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. The license granted to the Mortgagor to receive rents shall be on the condition and with the understanding and agreement that the Mortgagor shall hold same, as well as the right and license to receive same, as a trust fund to be applied, and the Mortgagor hereby covenants to so apply same, first to the payment of taxes and assessments upon the Mortgaged Property before penalty or interest are due thereon, secondly to the cost of insurance and maintenance and repairs on the Mortgaged Property and thirdly to the indebtedness secured by this Mortgage, before using any part of the same for any purpose. From and after the termination of such license, Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee and Mortgagor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Mortgagee shall constitute any assumption by Mortgagee of any obligations under any agreement relating thereto. Mortgagee is obligated to account only for such Rents and Profits as are actually collected or received by Mortgagee. Mortgagor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of an Event of Default hereunder, pay said Rents and Profits to Mortgagee without liability to determine the actual existence of any Event of Default claimed by Mortgagee. Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such payor's obligation to make such payment to Mortgagor. All Rents and Profits collected or received by Mortgagee shall be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the Debt, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents and Profits to the Debt shall cure or be deemed a waiver of any Event of Default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Mortgagor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Mortgagee covering all of the right, title and interest of Mortgagor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property. All rights and remedies granted to Mortgagee under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Mortgagee hereunder.

         1.12 Leases and Licenses.

              (a) Mortgagor covenants and agrees that it shall not enter into any Lease affecting 1000 square feet or more of the Property or having a term of more than 3 years without the prior written approval of Mortgagee, which approval shall not be unreasonably withheld. The request for approval of each such proposed new Lease shall be made to Mortgagee in writing and Mortgagor shall furnish to Mortgagee (and any loan servicer specified from time to time by Mortgagee): (i) such biographical and financial information about the proposed Tenant as Mortgagee may require in conjunction with its review, (ii) a copy of the proposed form of Lease, and (iii) a summary of the material terms of such proposed Lease (including, without limitation, rental terms and the term of the proposed Lease and any options). It is acknowledged that Mortgagee intends to include among its criteria for approval of any such proposed Lease the following: (i) such Lease shall be with a bona-fide arm's-length tenant; (ii) such Lease shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and leases in the market area of the land; (iii) such Lease shall provide that the Tenant pays for its expenses;
(iv) the rental shall be at least at the market rate then prevailing for similar properties and Leases in the market areas of the Real Estate; and (v) such lease shall contain subordination and attornment provisions in form and content acceptable to Mortgagee.

              (b) Prior to execution of any Leases of space in the Improvements after the date hereof, Mortgagor shall submit to Mortgagee, for Mortgagee's prior approval, which approval shall not be unreasonably withheld, a copy of the form Lease Mortgagor plans to use in leasing space in the Improvements. All Leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such Leases shall also provide for security deposits in reasonable amounts. Mortgagor shall also submit to Mortgagee for Mortgagee's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed Lease of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form Lease. Mortgagor shall not execute any Lease for all or a substantial portion of the Property, except for an actual occupancy by the Tenant thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Mortgagor shall furnish to Mortgagee, within ten (10) days after a request by Mortgagee to do so, but in any event by January 1 of each year, a current Rent Roll certified by Mortgagor as being true and correct containing the names of all Tenants with respect to the Property, the terms of their respective Leases, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Mortgagee, Mortgagor shall deliver to Mortgagee a copy of each such Lease. Mortgagor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such Lease or allow the Tenant thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.12 hereof, shall not further assign any such Lease or any such rents. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such Leases. Mortgagor shall not, without the prior written consent of Mortgagee: modify any of the Leases, terminate or accept the surrender of any Leases, waive or release any other party from the performance or observance of any obligation or condition under such Leases; except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Mortgagor shall not permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the due date thereof.

              (c) Each Lease executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Mortgagee, that the Tenant will recognize as its landlord, lessor or licensor, as applicable, and attorn to any person succeeding to the interest of Mortgagor upon any foreclosure of this Mortgage or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Mortgagee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said Lease made without the express written consent of Mortgagee or said successor-in-interest.

              (d) Upon the occurrence of an Event of Default under this Mortgage, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Mortgage, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Mortgagee shall have, and Mortgagor hereby gives and grants to Mortgagee, the right, power and authority to make and enter into Leases with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Mortgagee may deem desirable in its sole discretion, and Mortgagor expressly acknowledges and agrees that the term of any such Lease may extend beyond the date of any foreclosure sale at the Property; it being the intention of Mortgagor that in such event Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into Leases of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee in its sole discretion and with like effect as if such Leases had been made by Mortgagor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest, shall not be revocable by Mortgagor so long as any Debt is outstanding, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Mortgagee in managing the Property, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability under any Lease covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Mortgagee under any such Lease or under this Mortgage or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such Lease other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt. Nothing in this Section shall impose on Mortgagee any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such Lease nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the Tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section.



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

         1.13 Alienation and Further Encumbrances.

              (a) Mortgagor acknowledges that Mortgagee has relied upon the principals of Mortgagor and their experience in owning and operating the Property and properties similar to the Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then, the same shall constitute an Event of Default hereunder and Mortgagee shall have the right, at its option, to declare any or all of the Debt, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. For the purposes of this Section: (i) in the event either Mortgagor or any of its general partners or managing members is a corporation or trust, the sale, conveyance, transfer or disposition of more than 10% of the issued and outstanding capital stock of Mortgagor or any of its general partners or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Mortgagor or any of its general partners or members so that immediately after such issuance the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property, and
(ii) in the event Mortgagor or any general partner or member of Mortgagor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Mortgagor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Mortgagor or in any general partner or member of Mortgagor shall be freely transferable without the consent of Mortgagee, (ii) any involuntary transfer caused by the death of Mortgagor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be an Event of Default under this Mortgage so long as Mortgagor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Property remain unchanged as a result of such death or any replacement management is approved by Mortgagee and (iii) gifts for estate planning purposes of any individual's interests in Mortgagor or in any of Mortgagor's general partners, managing members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Mortgage so long as Mortgagor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Mortgagor remain unchanged following such gift or any replacement management is approved by Mortgagee.

              (b) Notwithstanding the foregoing provisions of this Section, Mortgagee shall consent to a one time sale, conveyance or transfer of the Property in its entirety (hereinafter, "Sale") to any person or entity provided, in each instance, that each of the following terms and conditions are satisfied:

                  (1) No Default or Event of Default is then continuing hereunder or under any of the other Loan Documents;

                  (2) Mortgagor gives Mortgagee written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Mortgagee all such information concerning the proposed transferee of the Property (hereinafter, "Buyer") as Mortgagee would require in evaluating an initial extension of credit to a borrower and pays to Mortgagee a non-refundable application fee in the amount of $5,000.00. Mortgagee shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Mortgagee shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Mortgagee's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Mortgagee determines to be commercially reasonable in Mortgagee's sole discretion and, if given, may be given subject to such conditions as Mortgagee may deem commercially reasonable;

                  (3) Mortgagor or the Buyer pays Mortgagee, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, attorneys' fees, incurred by Mortgagee in connection with the Sale plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note;

                  (4) The Buyer assumes and agrees to pay the Debt subject to the provisions of Section 4.27 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Mortgagee may require;

                  (5) A party associated with the Buyer approved by Mortgagee in its sole discretion assumes the obligations of the current indemnitor under its guaranty or indemnity agreement and such party associated with the Buyer executes, without any cost or expense to Mortgagee, a new guaranty or indemnity agreement in form and substance satisfactory to Mortgagee and delivers such legal opinions as Mortgagee may require;

                  (6) Mortgagor and the Buyer execute, without any cost or expense to Mortgagee, new financing statements or financing statement amendments and any additional documents reasonably requested by Mortgagee;

                  (7) Mortgagor or the Buyer delivers to Mortgagee, without any cost or expense to Mortgagee, such endorsements to Mortgagee's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Mortgagee may deem necessary at the time of the Sale, all in form and substance satisfactory to Mortgagee, including, without limitation, an endorsement or endorsements to Mortgagee's title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section with no additional exceptions added to such policy, except for those previously approved by Mortgagee, and insuring that fee simple title to the Property is vested in the Buyer;

                  (8) Mortgagor executes and delivers to Mortgagee, without any cost or expense to Mortgagee, a release of Mortgagee, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Mortgagee and shall be binding upon the Buyer;

                  (9) Subject to the provisions of Section 4.27 hereof, such Sale is not construed so as to relieve Mortgagor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Mortgagor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of said personal liability. Mortgagor shall be released from and relieved of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale; and

                  (10) Such Sale is not construed so as to relieve any current indemnitor of its obligations under any guaranty or indemnity agreement for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and each such current indemnitor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement. Each such current indemnitor shall be released from and relieved of any of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale; and

                  (11) The Buyer shall furnish, if the Buyer is a corporation, partnership or other entity, all appropriate papers evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the Debt, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Mortgagee shall require, shall be single purpose, "bankruptcy remote" entities, whose formation documents shall be approved by counsel to Mortgagee. One individual recommended by the Mortgagor and approved by Mortgagee shall serve as an independent director of the Buyer (if the Buyer is a corporation) or the Buyer's corporate general partner or as independent member or, in Mortgagee's discretion, as manager, of Buyer if the Buyer is a limited liability company. The consent of such independent director shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of such independent party or of the Buyer.

         1.14 Payment of Utilities, Assessments, Charges, Etc. Mortgagor shall pay or cause to be paid when due all utility charges which are incurred by Mortgagor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

         1.15 Access Privileges and Inspections. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Property. Mortgagor shall lend assistance to all such agents, representatives and employees of Mortgagee.

         1.16 Waste; Alteration of Improvements. Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Mortgagor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Mortgagee. Without the prior written consent of Mortgagee, Mortgagor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

         1.17 Zoning. Without the prior written consent of Mortgagee, Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Mortgagor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Mortgagor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Mortgagor shall operate the Property as a hotel for so long as the Debt is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

         1.18 Financial Statements and Books and Records. Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the person or entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied, and be in form and substance acceptable to Mortgagee and in the case of the items of subsection
(d), be audited by a certified public accountant satisfactory to Mortgagee:

              (a) copies of all tax returns filed by Mortgagor, within thirty
(30) days after the date of filing;

              (b) monthly operating statements for the Property within ten (10) days after the end of each month during the first twelve months of the term of the loan secured hereby;

              (c) quarterly operating statements for the Property, within thirty
(30) days after the end of each calendar quarter;

              (d) annual balance sheets for the Property and annual financial statements for Mortgagor, each principal or general partner in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, within ninety (90) days after the end of each calendar year;

              (e) annual occupancy summary for the Mortgaged Property setting forth the occupancy rates, average daily room rates and room revenues for each month of the preceding calendar year, as well as annual averages of the same, and such other information as may customarily be reflected thereon or reasonably requested by Mortgagee; and

              (f) such other information with respect to the Property, Mortgagor, the principals or general partners in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Mortgagee, within a reasonable time after the applicable request.

         If any of the aforementioned materials are not furnished to Mortgagee within the applicable time periods or Mortgagee is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Mortgagee contained herein, Mortgagee shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Mortgagee, in which event Mortgagor agrees to pay, or to reimburse Mortgagee for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

         1.19 Further Documentation; Secondary Market Transaction. Mortgagor shall, on the request of Mortgagee and at the expense of Mortgagor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to correct any such default, error or omission or to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Mortgagee, upon Mortgagee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred hereunder, stating whether any offsets or defenses exist against the Debt and containing such other matters as Mortgagee may reasonably require; provided that the provisions of any such documents do not materially increase the financial burdens of Mortgagor under the Loan Documents.

              (b) Mortgagor acknowledges that Mortgagee and its successors and assigns may effectuate a Secondary Market Transaction (hereinafter defined). Mortgagor shall cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Debt, modifications to any documents evidencing or securing the loan; provided, however, that the Mortgagor shall not be required to modify any documents evidencing or securing the Debt which would modify (A) the interest rate payable under the Note, (B) the stated maturity of the Note, (C) the amortization of principal of the Note, or (D) any other material economic term of the Debt. Mortgagor shall provide such information, and documents relating to Mortgagor, any guarantor or indemnitor, the Property and any tenants of the Improvements as Mortgagee may reasonably request in connection with such Secondary Market Transaction. Mortgagor shall make available to Mortgagee all information concerning its business and operations that Mortgagee may reasonably request. Mortgagee shall be permitted to share all such information with the investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Mortgagor to Mortgagee may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Mortgagee and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Mortgagor and Mortgagor indemnifies Mortgagee as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading. Mortgagee may publicize the existence of the Debt in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development. For purposes hereof, a "Secondary Market Transaction" shall be (a) any sale of the Mortgage, Note and other Loan Documents to one or more investors as a whole loan; (b) a participation of the Debt to one or more investors, (c) any deposit of the Mortgage, Note and other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, or (d) any other sale or transfer of the Debt or any interest therein to one or more investors.

         1.20 Payment of Costs; Reimbursement to Mortgagee. Mortgagor shall pay all costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Mortgagor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, except the Oklahoma Mortgage Registration Tax, which shall be paid by Mortgagee, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee's making such payment until reimbursement thereof by Mortgagor. Any such sums disbursed by Mortgagee, together with such interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Mortgagee's security hereunder. Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagor fails to perform any of its covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might adversely affect Mortgagee's interest in the Property or Mortgagee's right to enforce its security, then Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, on demand, repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Title 11 United States Code, or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Mortgagor, Mortgagee, any guarantor or indemnitor, the Debt or any of the Loan Documents. Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any Event of Default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Debt. This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

         1.21 Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in all sums on deposit with Mortgagee pursuant to the provisions of Sections 1.6, 1.7, 1.8 and 1.35 hereof or any other Section hereof and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Mortgagor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Mortgagee. Mortgagor shall, from time to time upon the request of Mortgagee, supply Mortgagee with a current inventory of all of the property in which Mortgagee is granted a security interest hereunder, in such detail as Mortgagee may require. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

         1.22 Security Agreement. This Mortgage constitutes a security agreement between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Mortgagee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Mortgagor shall promptly deliver the same to Mortgagee, endorsed to Mortgagee, without further notice from Mortgagee. Mortgagor agrees to furnish Mortgagee with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Mortgagor within ten (10) days of the effective date of any such change. Upon the occurrence of any Event of Default, Mortgagee shall have the rights and remedies as prescribed in the Mortgage, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Mortgagee's election. Any disposition of the Collateral may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagee shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Mortgagor, upon demand of Mortgagee, shall assemble such property and make it available to Mortgagee at the Real Estate, a place which is hereby deemed to be reasonably convenient to Mortgagee and Mortgagor. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with and in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:

              (a) In the event of a foreclosure sale, the Property may, at the option of Mortgagee, be sold as a whole; and

              (b) It shall not be necessary that Mortgagee take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

              (c) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

The name and address of Mortgagor (as Debtor under any applicable Uniform Commercial Code) are:

                          HALLWOOD HOTELS-OKC, INC.
                          3710 Rawlins, Suite 1500
                          Dallas, Texas  75219

         The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are:

                           WMF Capital Corp.
                           121 West Trade Street, 27th Floor
                           Charlotte, North Carolina  28202

         1.23 Easements and Rights-of-Way. Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Mortgagee. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent provided that Mortgagee is paid a standard review fee together with all other expenses, including, without limitation, attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and in the preparation of documents effecting the subordination of this Mortgage to the same.

         1.24 Compliance with Laws. Mortgagor shall at all times comply with all statutes, ordinances, orders, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

         1.25 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges of liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the Mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the Debt or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Debt to be and become due and payable in full thirty (30) days from the giving of such notice.

         1.26 Secured Indebtedness. It is understood and agreed that this Mortgage shall secure payment of not only the Debt but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Mortgage. The total amount of the indebtedness including future advances, secured hereby may increase or decrease from time to time.

         1.27 Mortgagor's Waivers. To the full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Debt prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of stay of execution, reinstatement and notice of election or intention to mature or declare due the Debt (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. If the Mortgagee elects to foreclose this Mortgage by judicial proceedings, appraisement of the Mortgaged Property is waived, or not waived, at the option of the Mortgagee, such option to be exercised at or prior to the time judgment is rendered in any judicial foreclosure hereof. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the Debt without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the Debt out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Mortgagor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the Debt the fullest extent permitted by law. Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. Section 105 or any other provision of Title 11 United States Code, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

         1.28 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

              (a) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER THE COUNTY IN WHICH THE PROPERTY IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

              (b) MORTGAGEE AND MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

         1.29 Attorney-in-Fact Provisions. With respect to any provision of this Mortgage or any other Loan Document whereby Mortgagor grants to Mortgagee a power-of-attorney, provided no Default or Event of Default has occurred under this Mortgage, Mortgagee shall first give Mortgagor written notice at least three (3) days prior to acting under such power, which notice shall demand that Mortgagor first take the proposed action within such period and advising Mortgagor that if it fails to do so, Mortgagee will so act under the power; provided, however, that, in the event that a Default or an Event of Default has occurred, or if necessary to prevent imminent death, serious injury, damage, loss, forfeiture or diminution in value to the Property or any surrounding property or to prevent any adverse affect on Mortgagee's interest in the Property, Mortgagee may act immediately and without first giving such notice. In such event, Mortgagee will give Mortgagor notice of such action as soon thereafter as reasonably practical.

         1.30 Management. The management of the Property shall be by either: (a) Mortgagor or an entity affiliated with Mortgagor approved by Mortgagee for so long as Mortgagor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Mortgagee. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Mortgagee. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Mortgagee. After an Event of Default or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Mortgagee shall have the right to terminate, or to direct Mortgagor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Mortgagor to retain, a new management agent approved by Mortgagee. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Mortgagor's liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Mortgagor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

         1.31 Hazardous Waste and Other Substances.

              (a) Mortgagor hereby represents and warrants to Mortgagee that, as of the date hereof: (i) to the best of Mortgagor's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq. and 40 CFR Section 302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq. and 40 CFR Section 116.1 et seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, lead based paint, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, radon, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on, in or under or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used by Mortgagor in the ordinary course of its business and in compliance with all Environmental Laws;
(iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances;
(iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Mortgagor know of any basis for such a claim; and (vi) Mortgagor has received no notice of and, to the best of Mortgagor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Mortgagor know of any basis for such a claim.

              (b) Mortgagor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Mortgagor in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

                  (c) Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of the possible existence of any Hazardous Substances on the Property or if Mortgagor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Mortgagor shall deliver to Mortgagee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Mortgagor shall, promptly and when and as required by Mortgagee, at Mortgagor's sole cost and expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Mortgagee), and shall further pay or cause to be paid, at no expense to Mortgagee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Mortgagor fails to do so, Mortgagee may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagor hereby grants to Mortgagee and its agents and employees access to the Property and a license to remove any items deemed by Mortgagee to be Hazardous Substances and to do all things Mortgagee shall deem necessary to bring the Property in conformance with Environmental Laws. Mortgagor covenants and agrees, at Mortgagor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Mortgagee), and hold Mortgagee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively, "Costs") which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee or the Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Mortgagor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Mortgagor; (iii) the failure by Mortgagor to comply fully with the terms and conditions of this Section 1.31; (iv) the breach of any representation or warranty contained in this Section 1.31; or (v) the enforcement of this
Section 1.31, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 1.31(c) shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.31(c). Mortgagee's rights under this Section shall survive payment in full of the Debt and shall be in addition to all other rights of Mortgagee under this Mortgage, the Note and the other Loan Documents. All Costs shall be immediately reimbursable to Mortgagee when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceedings, and Mortgagor shall pay to Mortgagee any and all Costs within ten (10) days after written notice from Mortgagee itemizing the amounts thereof incurred to the date of such notice (together with copies of applicable invoice). In addition to any other remedy available for the failure of Mortgage to periodically pay such Costs, such Costs, if not paid within such 10-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

              (d) Upon Mortgagee's request, at any time after the occurrence of an Event of Default hereunder or at such other time as Mortgagee has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Mortgagor shall provide, at Mortgagor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Mortgagee indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Mortgagee indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Mortgagor fails to provide such inspection or audit within thirty (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt.

              (e) Reference is made to that certain Hazardous Substances Indemnity Agreement of even date herewith by and among Mortgagor, Indemnitor and Mortgagee (the "Hazardous Indemnity Agreement"). The provisions of this Mortgage and the Hazardous Indemnity Agreement shall be read together to maximize the coverage with respect to the subject matter thereof, as determined by Mortgagee.

              (f) If, prior to the date hereof, it was determined that the Property contains Lead Based Paint, Mortgagor had prepared an assessment report describing the location and condition of the Lead Based Paint (a "Lead Based Paint Report"). If, at any time hereafter, Lead Based Paint is suspected of being present on the Property, Mortgagor agrees, at its sole cost and expense and within twenty (20) days thereafter, to cause to be prepared a Lead Based Paint Report prepared by an expert, and in form, scope and substance, acceptable to Mortgagee.

              (g) Mortgagor agrees that if it has been, or if at any time hereafter it is, determined that the Property contains Lead Based Paint, on or before thirty (30) days following (i) the date hereof, if such determination was made prior to the date hereof or (ii) such determination, if such determination is hereafter made, as applicable, Mortgagor shall, at its sole cost and expenses, develop and implement, and thereafter diligently and continuously carry out (or cause to be developed and implemented and thereafter diligently and continually to be carried out), an operations, abatement and maintenance plan for the Lead Based Paint on the Property, which plan shall be prepared by an expert, and be in form, scope and substance, acceptable to Mortgagee (together with any Lead Based Paint Report, the "O&M Plan"). (If an O&M Plan has been prepared prior to the date hereof, Mortgagor agrees to diligently and continually carry out (or cause to be carried out) the provisions thereof). Compliance with the O&M Plan shall require or be deemed to require, without limitation, the proper preparation and maintenance of all records, papers and forms required under the Environmental Laws.

              (h) Mortgagor agrees that if it has been, or if at any time hereafter it is, determined that the Property contains asbestos containing materials ("ACM's"), on or before thirty (30) days following (i) the date hereof, if such determination was made prior to the date hereof or (ii) such determination, if such determination is hereafter made, as applicable, Mortgagor shall, at its sole cost and expenses, develop and implement, and thereafter diligently and continuously carry out (or cause to be developed and implemented and thereafter diligently and continually to be carried out), an operations and maintenance program (the "Maintenance Program") designed by an environmental consultant, satisfactory to the Mortgagee, with respect to ACM's consistent with "Guidelines for Controlling Asbestos-Containing Materials in Buildings" (USEPA,
1985) and other relevant guidelines, and such Maintenance Program will hereafter continuously remain in effect until the Debt is repaid in full. In furtherance of the foregoing, Mortgagor shall inspect and maintain all ACM's on a regular basis and ensure that all ACM's shall be maintained in a condition that prevents exposure of residents to ACM's at all times. Without limiting the generality of the preceding sentence, Mortgagee may reasonably require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such Maintenance Program to address changing circumstances, laws or other matters, (iii) at Mortgagor's sole expense, supplemental examination of the Property by consultants specified by Mortgagee, and (iv) variation of the Maintenance Program in response to the reports provided by any such consultants.

         1.32 Indemnification; Subrogation.

              (a) Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the secured indebtedness, this Mortgage, the Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee by reason of Mortgagee's willful misconduct or gross negligence.

              (b) If Mortgagee is made a party defendant to any litigation or any claim is threatened or brought against Mortgagee concerning the secured indebtedness, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Mortgagee and Mortgagee's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Mortgagee's in-house counsel.

              (c) A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

         1.33 Negative Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Mortgagor. Mortgagor hereby represents, warrants and covenants, as of the date hereof and until such time as the Debt is paid in full, that Mortgagor:

              (a) will not, nor will any partner, limited or general, member or shareholder thereof, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, in any material term or manner, or in a manner which adversely affects Mortgagor's existence as a single purpose entity;

              (b) will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

              (c) has not and will not guarantee, pledge its assets for the benefit of, or otherwise become liable on or in connection with any obligation of any other person or entity;

              (d) does not own and will not own any asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

              (e) is not engaged and will not engage, directly or indirectly, in any business other than the ownership, management and operation of the Property;

              (f) will not enter into any contract or agreement with any general partner, principal or Affiliate (as hereinafter defined) of the Mortgagor or any Affiliate of the general partner of the Mortgagor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate;

              (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Debt, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Property; no other debt may be secured (senior, subordinate or pari passu) by the Property;

              (h) has not made and will not make any loans or advances to any third party (including any Affiliate);

              (i) is and will be solvent and pay its debt from its assets as the same shall become due;

              (j) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or bylaws in a manner which adversely affects the Mortgagor's existence as a single purpose entity;

              (k) will conduct and operate its business as presently conducted and operated;

              (l) will maintain financial statements, books and records and bank accounts separate from those of its Affiliates, including its general partners;

              (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof, including the general partner or any Affiliate of the general partner of the Mortgagor);

              (n) will file its own tax returns, however, if consolidated tax returns are filed, the returns will reflect, by footnote or otherwise, that Borrower and the return filer are separate entities;

              (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

              (p) will not seek the dissolution or winding up, in whole or in part, of the Mortgagor;

              (q) will not commingle the funds and other assets of Mortgagor with those of any general partner, any Affiliate or any other person;

              (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other person;

              (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

              (t) will not do any act which would make it impossible to carry on the ordinary business of Mortgagor;

              (u) will not possess or assign the Property or incidental personal property necessary for the operation of the Property for other than a business or company purpose;

              (v) will not sell, encumber or otherwise dispose of all or substantially all of the Property or incidental personal property necessary for the operation of the Property;

              (w) will not hold title to Mortgagor's assets other than in Mortgagor's name; and

              (x) will not institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Mortgagor or a substantial part of Mortgagor's property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any action in furtherance of any such action.

         1.34 Covenants Regarding Hallwood Hotels-OKC Mezz, Inc. By execution hereof, Hallwood Hotels-OKC Mezz, Inc. (Hallwood Hotels-OKC Mezz, Inc. and any successor or assignee are hereinafter the "Sole Shareholder") agrees that it:

              (a) shall at all times act as the sole shareholder of Mortgagor with all of the rights, powers, obligations and liabilities of a shareholder pursuant to the certificate of incorporation and bylaws of Mortgagor and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of same and will engage in no other business.

              (b) shall not institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Sole Shareholder or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any corporate action in furtherance of any such action.

              (c) shall not (a) liquidate or dissolve the Sole Shareholder in whole or in part and (b) consolidate, merge or enter into any form of consolidation with or into any other entity, nor convey, transfer or lease its assets substantially as an entirety to any person or entity nor permit any entity to consolidate, merge or enter into any form of consolidation with or into the Sole Shareholder, nor convey, transfer or lease its assets substantially as an entirety to any person or entity.

              (d) shall maintain its principal executive office and telephone and facsimile numbers separate from that of any Affiliate and shall conspicuously identify such office and numbers as its own and shall use its own stationary, invoices and checks which reflect its address, telephone number and facsimile number, as appropriate;

              (e) shall maintain its corporate records and books and accounts separate from those of any Affiliate or any other entity and shall prepare unaudited quarterly and annual financial statements, and said financial statements shall be in compliance with generally accepted accounting principles and shall be in form reasonably acceptable to Mortgagee and its successors and/or assigns;

              (f) shall maintain its own separate bank accounts and correct, complete and separate books of account;

              (g) shall hold itself out to the public (including any Affiliate's creditors) under the Sole Shareholder's own name and as a separate and distinct corporate entity and not as a department, division or otherwise of any Affiliate;

              (h) shall observe all customary formalities regarding the corporate existence of the Sole Shareholder, including holding meetings of or obtaining the consent of its board of directors, as appropriate, and its stockholders and maintaining current accurate minute books separate from those of any Affiliate;

              (i) shall act solely in its own corporate name and through its own duly authorized officers and agents and no Affiliate shall be appointed or act as agent of the Sole Shareholder in its capacity as sole shareholder of Mortgagor;

              (j) shall make investments in the name of the Sole Shareholder directly by the Sole Shareholder or on its behalf by brokers engaged and paid by the Sole Shareholder or its agents;

              (k) except as required by Mortgagee or any successor to Mortgagee in connection with any extension of credit by Mortgagee or any successor to Mortgagee to Mortgagor (or any refinancing, increase, modification, consolidation or extension of any such extension of credit), shall not guaranty or assume or hold itself out or permit itself to be held out as having guaranteed or assumed any liabilities of any partner of Mortgagor or any Affiliate other than Mortgagor, nor shall the Sole Shareholder make any loan, except as permitted in the applicable organizational documents of Mortgagor;

              (l) represents and warrants that the Sole Shareholder is and expects to remain solvent and shall pay its own liabilities, indebtedness and obligations of any kind, including all administrative expenses, from its own separate assets;

              (m) represents and warrants that assets of the Sole Shareholder shall be separately identified, maintained and segregated and the Sole Shareholder's assets shall at all times be held by or on behalf of the Sole Shareholder and if held on behalf of the Sole Shareholder by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Sole Shareholder (this restriction requires, among other things, that corporate funds shall not be commingled with those of any Affiliate and it shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliates);

              (n) shall not intentionally take any action if, as a result of such action, the Sole Shareholder would be required to register as an investment company under the Investment Company Act of 1940, as amended;

              (o) shall at all times be adequately capitalized to engage in the transactions contemplated at its formation;

              (p) represents and warrants that all data and records (including computer records) used by the Sole Shareholder or any Affiliate in the collection and administration of any loan shall reflect the Sole Shareholder's ownership interest therein; and

              (q) represents and warrants that none of the Sole Shareholder's funds shall be invested in securities issued by any Affiliate.

         "Affiliate" means any person or entity other than the Sole Shareholder
(i) which owns beneficially, directly or indirectly, more than 50 percent of the outstanding shares of common stock of the Sole Shareholder or which is otherwise in control of the Sole Shareholder, (ii) of which more than 50 percent of the outstanding voting securities are owned beneficially, directly or indirectly, by any entity described in clause (i) above, or (iii) which is controlled by an entity described in clause (i) above; provided that for the purposes of this definition the term "control" and "controlled by" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended.

         1.35. Repair and Remediation Reserve. Prior to the execution of this Mortgage, Mortgagee has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Mortgagor has established with the Mortgagee a reserve in the amount of $28,750.00 (the "Repair and Remediation Reserve") by depositing such amount with Mortgagee. Mortgagor shall cause each of the items described in Exhibit C attached hereto and made a part hereof and as more particularly described in that certain Engineering Report entitled Structural Assessment Report, dated August 4, 1998 and prepared by Lexington Group International Inc. (the "Deferred Maintenance") to be completed, performed, remediated and corrected to the satisfaction of Mortgagee and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before the expiration of 90 days after the effective date hereof, as such time period may be extended by Mortgagee in its sole discretion. So long as no Default or Event of Default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Repair and Remediation Reserve shall be held by Mortgagee in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in completing, performing, remediating or correcting the Deferred Maintenance upon
(a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Repair and Remediation Reserve and a certification by Mortgagor in the form annexed hereto as Exhibit B that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Mortgage, (b) delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee verifying the costs of the Deferred Maintenance to be reimbursed,

(c) delivery to Mortgagee of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Mortgagee describing the completed work, verifying the completion of the work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances rules and regulations relating to the Deferred Maintenance so performed, (d) delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property, and (e) the receipt by Mortgagee of an administrative fee in the amount of $150.00. Mortgagee shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any ninety (90) day period. In making any payment from the Repair and Remediation Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. In no event may Mortgagor be entitled to reimbursement of any costs with respect to each item of Deferred Maintenance in excess of the applicable amounts in the Repair and Remediation Reserve. No interest on the funds contained in the Repair and Remediation Reserve shall be paid by Mortgagee to Mortgagor. The Repair and Remediation Reserve is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of the costs and expenses described in this paragraph in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Mortgagor shall pay the amount of such deficiency. Mortgagor hereby grants to Mortgagee a power-of-attorney, coupled with an interest, to cause the Deferred Maintenance to be completed, performed, remediated and corrected to the satisfaction of Mortgagee upon Mortgagor's failure to do so in accordance with the terms and conditions of this Mortgage, and to apply the amounts on deposit in the Repair and Remediation Reserve to the costs associated therewith, all as Mortgagee may determine in its sole and absolute discretion but without obligation to do so.

                                   ARTICLE II
                                EVENTS OF DEFAULT

         2.1 Events of Default. The occurrence of any of the following events (each, an "Event of Default") shall be an Event of Default hereunder:

             (a) Mortgagor fails to punctually perform any covenant, agreement, obligation, term or condition under the Note, this Mortgage or any other Loan Document which requires payment of any money to Mortgagee at the time or within any applicable grace period set forth therein or herein, or if no time or grace period is set forth, then within seven (7) days of the date such payment is due or following demand if there is no due date.

             (b) Mortgagor fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Sections 1.5, 1.15, 1.31, 1.33 or 1.35 hereof.

             (c) Mortgagor fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor;



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

provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

             (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any principal or general partner in Mortgagor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Mortgagee to have been false or misleading in any material respect at the time made.

             (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Mortgagor or its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

             (f) An Event of Default or default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

             (g) Mortgagor, any principal or general partner in Mortgagor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or general partner of Mortgagor or for any such indemnitor or guarantor or for a substantial part of the assets of Mortgagor, of any such principal or general partner of Mortgagor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

             (h) A petition is filed or any case, proceeding or other action is commenced against Mortgagor, against any principal or general partner of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Mortgagor, against any principal or general partner of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, of any such principal or general partner of Mortgagor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or general partner of Mortgagor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Mortgagor, of any such principal or general


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

partner of Mortgagor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

             (i) The Property or any part thereof shall be taken on execution or other process of law in any action against Mortgagor.

             (j) Mortgagor abandons all or a portion of the Property.

             (k) The holder of any lien or security interest on the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

             (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Mortgagee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

             (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Mortgagor, any of its principals or any general partner.

             (n) General Partner fails to perform any covenant, agreement, obligation, terms or condition of Section 1.34 hereof.

             (o) If a default occurs under the Franchise Agreement or the Assignment of Franchise Agreement which remains uncured after the giving of any required notice and the expiration of any applicable cure period, or if the Franchise Agreement expires or terminates and is not immediately replaced with another franchise agreement acceptable to Mortgagee in its sole and absolute discretion.

                                   ARTICLE III
                                    REMEDIES

         3.1 Remedies Available. If there shall occur an Event of Default under this Mortgage, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

             (a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Debt to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

             (b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt.

             (c) Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

             (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the Debt or the solvency of Mortgagor or any person or persons liable for the payment of the Debt, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the Debt or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

             (e) Foreclosure. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the Debt pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee.

                 (1) In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceeding, including, but not limited to, attorneys' fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. The Debt and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof.

                 (2) Mortgagee may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

             (f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by or on behalf of Mortgagee, upon written request of Mortgagee, to enforce the payment of the Debt or the other obligations of Mortgagor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to Mortgagee with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of Mortgagee.

             (g) Sale of Property. (i) Mortgagee, shall have and is hereby granted the power to sell the Property or any part thereof at public auction, in such manner, at such time, and place, upon such terms and conditions, as may be required or permitted by Title 46 Oklahoma Statutes Section 40 et. seq., Oklahoma Power of Sale Mortgage Foreclosure Act, as the same may be modified from time-to-time, or other applicable law, consisting of advertisement in a newspaper of general circulation in the jurisdiction and for such period as applicable law may require and at such other times and by such other methods, if any, as may be required by law to convey the Property in fee simple by trustee's deed with special warranty of title to and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied as provided in Section 3.2 hereof. Mortgagee and any receiver or custodian of the Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

             (ii) Mortgagee, as applicable, may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

             (iii) Upon the completion of any sale or sales under or by virtue of this paragraph, Mortgagee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Nevertheless, Mortgagor, if so requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgment of Mortgagee, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue or this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall, to the fullest extent permitted under law, be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any party thereof, from, through or under Mortgagor.

             (iv) In the event of any sale made under or by virtue of this Mortgage (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Debt relative to the Property, immediately thereupon shall, anything in the Note, this Mortgage or any other of the Loan Documents to the contrary notwithstanding, become due and payable.

             (v) Upon any sale under or by virtue of this Mortgage (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Mortgagee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting the Debt to and against the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

             (vi) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Property or any part thereof or upon any other property of Mortgagor shall release the lien of this Mortgage upon the Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired until the entire Debt is paid in full.

             (h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

         3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Mortgagee in its discretion may determine:

             (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

             (b) To payment of all sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

             (c) To payment of the Debt and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

         The remainder, if any, of such funds shall be disbursed to Mortgagor or to the person or persons legally entitled thereto.

         3.3 Right and Authority of Receiver or Mortgagee in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole discretion, all at Mortgagor's expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney-in-fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and
(r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any Lease, contract, concession, license or other agreement to Mortgagee without proof of the Event of Default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such Lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Mortgage or under any of the other Loan Documents has actually occurred or is then existing. Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any Debt is outstanding. Any money advanced by Mortgagee in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

         3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

         3.5 Notice to Account Debtors. Mortgagee may, at any time after an Event of Default notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Mortgagor included in the Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

         3.6 Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default hereunder. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

        3.7 Payment of Expenses. Mortgagor shall pay on demand all of Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt.

                                   ARTICLE IV
                       MISCELLANEOUS TERMS AND CONDITIONS

         4.1 Time of Essence. Time is of the essence with respect to all provisions of this Mortgage.

         4.2 Release of Mortgage. If all of the Debt be paid, then and in that event only, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

         4.3 Certain Rights of Mortgagee. Without affecting Mortgagor's liability for the payment of any of the Debt, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the Debt; (b) extend or modify the terms of payment of the Debt; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Debt; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of the Mortgage or any agreement subordinating the lien hereof.

         4.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

         4.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided. All notices, demands and requests to be sent to Mortgagee shall be addressed to it at the address set forth above ATTENTION: LESLIE FAIRBANKS, SENIOR VICE PRESIDENT, CONTRACT FINANCE, and Commercial Mortgage Investment Trust, Inc., 11601 Wilshire Boulevard, Suite 2440, Los Angeles, California 90025, attention Chip Sellers,Vice President. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         4.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such parties' successors and assigns, and the term "Mortgagee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the Debt. If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor. Mortgagee shall have the right to transfer, sell and assign its interest in this Mortgage and the other Loan Documents to any person or entity. In addition, if the Loan becomes the collateral for or an asset of any securitization, Mortgagor acknowledges and agrees that the successors and assigns of Mortgagee include, without limitation, any issuer of the securities issued in connection with the securitization and any trustee for the holders of such securities, and in the event that any servicer undertakes the obligations of such trustee, Mortgagor acknowledges that any rights, obligations and benefits of Mortgagee hereunder and under the other Loan Documents shall inure to the benefit of such servicer as a result of the delegation of authority by such trustee to such servicer.

         4.7 Severability. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         4.8 Gender. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

         4.9 Waiver: Discontinuance of Proceedings. Mortgagee may waive any single Event of Default by Mortgagor hereunder without waiving any other prior or subsequent Event of Default. Mortgagee may remedy any Event of Default by Mortgagor hereunder without waiving the Event of Default remedied. Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any Event of Default by Mortgagor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of an Event of Default hereunder. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Debt, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.

         4.10 Section Headings. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         4.11 Governing Law. This Mortgage will be governed by and construed in accordance with the laws of the State in which the Real Estate is located provided that to the extent any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the Real Estate is located shall govern as to the creation, priority and enforcement of liens and security interests in property located in such state.

         4.12 Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions are authorized by law to be closed.

         4.13 Relationship of the Parties. The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

         4.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         4.15 Unsecured Portion of Indebtedness. If any part of the Debt cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

         4.16 Cross Default. An Event of Default hereunder shall be a default under each of the other Loan Documents.

         4.17 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

         4.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected by Mortgagee in its sole subjective discretion shall be controlling.

         4.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

         4.20 No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

         4.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the Debt and to increase the amount of the Debt and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Debt, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

         4.22 Mortgagee May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals or general partners in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire Debt at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

         4.23 Fixture Filing. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures.

         4.24 After-Acquired Property. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Mortgagee shall require for accomplishing the purposes of this Mortgage.

         4.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificates balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

         4.26 Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

         4.27 Personal Liability. Notwithstanding anything to the contrary contained in this Mortgage, the liability of Mortgagor and its officer, directors, general partners, managers, members and principals for the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Article 3 of the Note.

         4.28 Recording and Filing. Mortgagor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

        4.29 Entire Agreement and Modification. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         4.30 Maximum Interest. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Mortgagee be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Mortgagor and Mortgagee. 4.31 Interest Payable by Mortgagee. Mortgagee shall cause funds in the Replacement Reserve to be deposited into an interest bearing account of the type customarily maintained by Mortgagee or its servicing agent for the investment of similar reserves, which account may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Mortgagor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Mortgagee and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.

         4.32 Further Stipulations. The additional covenants, agreements and provisions set forth herein and made a part hereof, if any, shall be a part of this Mortgage and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Mortgage, be deemed to control.

         4.33 Intentionally deleted.

         4.35 Intentionally deleted.

         4.36 Dissemination of Information. If Mortgagee determines at any time to sell, transfer or assign the Note, this Mortgage and the other Loan Documents, and any or all servicing rights with respect thereto, or to grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"), Mortgagee may forward to each purchaser, transferee, assignee, servicer, participant, investor, and/or their respective successors in such Participations and/or Securities (collectively, the "Investor") and/or any Rating Agency rating such Securities, each prospective Investor and each of the foregoing's respective counsel, all documents and information that Mortgagee now has or may hereafter acquire relating to the Debt and to Mortgagor, any Guarantor, any Indemnitor and the Property, which shall have been furnished by Mortgagor, any Guarantor, and/or any Indemnitor, as Mortgagee determines necessary or desirable.



             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.




                                         MORTGAGOR:


                                         HALLWOOD HOTELS-OKC, INC.,
                                         a Delaware corporation


                                         By:
                                             -----------------------------------
                                             Melvin J. Melle
                                             Vice President




Consented and Agreed to
as to the provisions of
Section 1.34

HALLWOOD HOTELS-OKC MEZZ, INC.,
a Delaware corporation


By:
    ------------------------------
    Name:
    Title:

STATE OF          )
                  )SS
COUNTY OF         )



         This instrument was acknowledged before me this __ day of September, 1998 by ________________ as ________________ of HALLWOOD HOTELS-OKC, INC., a
Delaware corporation


                                                          ----------------------
                                                                   Notary Public

                                                          My commission expires:
                                                   (SEAL)
                                                          ----------------------

                                                                       EXHIBIT A

                              Property description

                                                                       EXHIBIT B

                             MORTGAGOR'S CERTIFICATE


         The undersigned is the _____________ of ________, the general partner of _________________ (the "Mortgagor") and has made due investigation as to the matters hereinafter set forth and does hereby certify the following to induce WMF CAPITAL CORP., (the "Mortgagee") to advance the aggregate sum of $__________________ (the "Disbursement") [from the Replacement Reserve or Repair and Remediation Reserve or Environmental Reserve] to the Mortgagor pursuant to the terms of that certain Mortgage and Security Agreement, dated as of _____ __, 199_, between the Mortgagee and the Mortgagor (together with any amendments, modifications, supplements and replacements thereof or therefor, the "Mortgage"), dated ____________, pursuant to that certain Disbursement request which is being submitted to the Mortgagee. (Capitalized terms used and not otherwise define shall have the respective meanings given to them in the Mortgage.)

         1. No default beyond any applicable notice and/or grace period exists under the Mortgage or under any of the other Loan Documents.

         2. The [Repairs, Deferred Maintenance or Environmental Work] relative to the Disbursement have been delivered or provided to Mortgagor and are properly, completely and permanently installed on or about the Property or otherwise properly completed, as applicable.

         3. All of the statements, invoices, receipts and information delivered in connection with the Disbursement request being submitted to the Mortgagee in connection herewith are true and correct as of the date hereof, and the amount requested in said Disbursement request accurately reflects the precise amounts due and payable during the period covered by such Disbursement request. All of the funds to be received pursuant to such Disbursement request shall be used solely for the purpose of reimbursing the Mortgagor for items previously paid.

         4. Nothing has occurred subsequent to the date of the Mortgage which has or may result in the creation of any lien, charge or encumbrance upon the Real Estate or the Improvements or any part thereof, or anything affixed thereto or used in connection therewith, or which has or may substantially and adversely impair the ability of the Mortgagor to make any payments of principal and interest on the Note or the ability of the Mortgagor to meet its obligations under the Mortgage.

         5. None of the labor, materials, overhead or other items of expense specified in the Disbursement request submitted herewith has previously been the basis of any Disbursement request by the Mortgagor or any payment by the Mortgagee and, when added to all sums previously disbursed by Mortgagee on account of the [Deferred Maintenance, Repairs or Environmental Work], do not exceed the costs of all [Deferred Maintenance, Repairs or Environmental Work] services completed, installed and/or delivered, as applicable, to the date of that certificate.

         6. The amount remaining in the [Account] allocated to the payment of items on the [Deferred Maintenance, Repairs or Environmental Work] will be sufficient to pay in full the entire remaining cost of [Deferred Maintenance, Repairs or Environmental Work] required to be completed in accordance with the Mortgage.

         7. All work required permits and approvals required to complete the work which work is now in process or was previously completed have been obtained.

         8. All conditions to the Disbursement to be made in accordance with the Disbursement request submitted herewith have been met in accordance with the terms of the Mortgage.





By:
   --------------------------

                                                                       EXHIBIT C


Repair/replace elevator                     $23,000.00
                                            ----------
                                            x     1.25
                                            ----------
                                      Total $28,750.00